Note I - Investment in Debt Security	12 Months Ended
Dec. 31, 2022
Notes to Financial Statements
Investments in Debt and Marketable Equity Securities (and Certain Trading Assets) Disclosure [Text Block]

NOTE I—INVESTMENT IN DEBT SECURITY

The Company purchased a 4,000,000 Hong Kong dollar denominated Bond Certificate with a financial institution in Hong Kong in September 2020 bearing interest at 5% per annum. The Bond Certificate translated to $512,821 U.S. Dollars, based on the exchange rate at the purchase date. The investment was originally recorded at amortized cost and was scheduled to mature in June 2021. The Company never received the proceeds and accrued interest from the investment and as such, wrote off the investment during 2022 as the bond issuer defaulted on repayment, and the Company had no recourse.